POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby makes, constitutes and appoints each of Andrew S. Nix, Elizabeth H. Townsend, and Jessica Shaver Everest,
or any of them acting singly, and with full power of substitution and re-substitution, the undersigned's true and lawful attorney in fact (each of such persons and their
substitutes being referred to herein as the "Attorney-in-Fact"), with full power to act
for the undersigned and in the undersigned's name, place, and stead, in any and all capacities, to:
1.	Prepare, execute, and submit to the Securities and Exchange Commission
("SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required or considered by the

Attorney-in-Fact to be advisable under Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") or any rule or regulation of the SEC;
2.	Prepare, execute, and submit to the SEC, Regions Financial Corporation (the
"Company"), and/or any national securities exchange on which the Company's securities are listed any and all reports (including any amendments thereto) the undersigned is required to file with the SEC, or which the Attorney-in-Fact considers it advisable to file with the SEC, under Section 16 of the Exchange
Act
or any rule or regulation thereunder, with respect to any security of the
Company,
including Forms 3, 4, and 5; and
3.	Obtain, as the undersigned's representative and on the undersigned's behalf, information regarding transactions in the Company's equity securities from any third party, including the Company and any brokers, dealers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such third party to release any such information to the Attorney-in-Fact.
The undersigned acknowledges that:
a)	This Power of Attorney authorizes, but does not require, the Attorney-in-Fact to
act in his or her discretion on information provided to such Attorney-in-Fact without independent verification of such information;
b)Any documents prepared or executed by the Attorney-in-Fact on behalf of the undersigned pursuant to this Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems
necessary or desirable;
c)	Neither the Company nor the Attorney-in-Fact assumes any liability for the undersigned's responsibility to comply with the requirements of Section 16 of the
Exchange Act, any liability of the undersigned for any failure to comply with such
requirements, or any liability of the undersigned for disgorgement of profits under
Section 16(b) of the Exchange Act; and
d)This Power of Attorney does not relieve the undersigned from responsibility for
compliance with the undersigned's obligations under Section 16 of the Exchange
Act, including, without limitation, the reporting requirements under Section 16 of
the Exchange Act.
The undersigned hereby grants to the Attorney-in-Fact full power and authority to
do and perform each and every act and thing requisite, necessary, or advisable to be
done in connection with the foregoing, as fully, to all intents and purposes, as the
undersigned might or could do in person, hereby ratifying and confirming all that
the Attorney-in-Fact, or his or her substitute or substitutes, shall lawfully do
  or
cause to be done by authority of this Power of Attorney.
This Power of Attorney shall remain in full force and effect until the undersigned is
no longer required to file Forms 4 or 5 with respect to the undersigned's holdings of
and transactions in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the Attorney-in-Fact. This Power of

Attorney revokes all previous powers of attorney with respect to the subject matter of this Power of Attorney.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of July 1, 2024.

/s/ Charles Dandridge Massey
Charles Dandridge Massey